Exhibit 10.6

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:
Sheppard, Mullin, Richter & Hampton LLP 650 Town Center Drive, 10th Floor Costa Mesa, California 92626 Attention: David Hengstler
THIS SPACE ABOVE FOR RECORDER'S USE
MAXIMUM PRINCIPAL INDEBTEDNESS FOR TENNESSEE RECORDING TAX PURPOSES IS $0. RECORDING TAX PREVIOUSLY PAID UPON RECORDATION OF THAT CERTAIN DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (MCEWEN PROJECT) RECORDED AT BOOK 7494, PAGES 1-36 WITH THE REGISTER'S OFFICE FOR WILLIAMSON COUNTY, TENNESSEE ON OCTOBER 30, 2018, AS AMENDED BY THAT CERTAIN FIRST MODIFICATION AND ADDITIONAL ADVANCE AGREEMENT (LONG FORM) DATED JANUARY 23, 2020, A SHORT FORM OF WHICH WAS RECORDED AT BOOK 7876, PAGES 282-293 WITH THE REGISTER'S OFFICE FOR WILLIAMSON COUNTY, TENNESSEE ON JANUARY 28, 2020, AND AS FURTHER AMENDED BY THAT CERTAIN SECOND MODIFICATION AGREEMENT (LONG FORM) DATED FEBRUARY 23, 2023, A SHORT FORM OF WHICH WAS RECORDED AT BOOK 9203, PAGES 836-847 WITH THE REGISTER'S OFFICE FOR WILLIAMSON COUNTY, TENNESSEE ON MARCH 1, 2023.
ADDITIONAL ADVANCE AND THIRD MODIFICATION AGREEMENT
(Short Form – McEwen)
This ADDITIONAL ADVANCE AND THIRD MODIFICATION AGREEMENT (Short Form – McEwen) (this "Agreement") is dated as of February 9, 2024, by and between KBSIII 1550 WEST MCEWEN DRIVE, LLC, a Delaware limited liability company ("Trustor"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, "Agent") for the lenders from time to time party to the Loan Agreement described below (the "Lenders").
RECITALS
A.    Under that certain Term Loan Agreement dated as of October 17, 2018 (the "Original Loan Agreement"), by and among Trustor, KBSIII 155 North 400 West, LLC ("400 W Borrower"), KBSIII 515 Congress, LLC ("515 Congress Borrower") and KBSIII Domain Gateway, LLC, each a Delaware limited liability company ("Domain Gateway Borrower"; Domain Gateway Borrower, together with Trustor, 400 W Borrower and 515 Congress Borrower are referred to herein collectively as "Original Borrowers"), Agent and the Lenders, as such Original Loan Agreement was amended by (i) that certain (1) First Modification and Additional Advance

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Agreement (Long Form) dated as of January 23, 2020, by and among Original Borrowers, KBSIII 201 17th Street, LLC, a Delaware limited liability company ("17th Street Borrower"; 17th Street Borrower, 515 Congress Borrower, 400 W Borrower and Trustor are referred to herein collectively as the "Borrowers"), Agent and the Lenders (the "First Modification (Long Form)"), and (2) First Modification and Additional Advance Agreement (Short Form – McEwen) dated as of January 23, 2020, by and between Agent and Trustor, and recorded at Book 7876, Pages 282-293 in the Register’s Office for Williamson County, Tennessee (the "Register’s Office") on January 28, 2020 (the "First Modification (Short Form)"), (ii) that certain (1) Second Modification Agreement (Long Form) dated as of February 28, 2023, by and among Borrowers, Agent and the Lenders (the "Second Modification (Long Form)"), and (2) Second Modification Agreement (Short Form – McEwen) dated as of February 28, 2023, by and between Agent and Trustor, and recorded at Book 9203, Pages 836-847 in the Register’s Office on March 1, 2023 (the "Second Modification (Short Form)"), and (iii) the other Prior Modification Documents (as defined in the Third Modification (Long Form) (as defined below); the Original Loan Agreement, as amended by the Prior Modification Documents (as defined in the Third Modification (Long Form)), as the same may be further amended or modified in writing from time to time, is referred to herein as the "Loan Agreement"), Lenders agreed to make a term loan of up to $215,000,000.00 to Borrowers consisting of a Revolving Portion and a Non-Revolving Portion (as such terms are defined in the Loan Agreement), which loan amount was subsequently increased to up to $325,000,000.00 (consisting of a Revolving Portion and a Non-Revolving Portion) (as the same may be further amended hereby and by the Third Modification (Long Form), the "Loan") pursuant to the First Modification (Long Form) and the First Modification Agreement (Short Form). Capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement or the Third Modification (Long Form), as applicable.
B.    Borrower's obligations under the Loan are evidenced by those certain:
(i)    Promissory Note dated January 23, 2020, in the original principal amount of $65,000,000.00, made by Borrowers in favor of Citizens Bank, a national banking association (the "Citizens Bank Note");
(ii)    Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $40,000,000.00, made by Borrowers in favor of Associated Bank, a National Association (the "Associated Bank Note");
(iii)    Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $65,000,000.00, made by Borrowers in favor of Regions Bank (the "Regions Bank Note");
(iv)    Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $60,000,000.00, made by Borrowers in favor of City National Bank, a national banking association (the "City National Bank Note");
(v)    Second Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $95,000,000.00, made by Borrowers in favor of U.S. Bank National Association, a national banking association (the "US Bank Note" and collectively with the

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Citizens Bank Note, Associated Bank Note, Regions Bank Note and City National Bank Note, the "Notes"); and
(vi)    Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (McEwen Project) recorded at Book 7494, Pages 1-36 in the Register's Office for Williamson County, Tennessee on October 30, 2018 (as the same was amended pursuant to the First Modification (Long Form), the First Modification (Short Form), the Second Modification (Long Form) and the Second Modification (Short Form), as the same may be further amended or modified from time to time (including hereby), the "Deed of Trust"), which Deed of Trust encumbers the real property described on Exhibit A attached hereto and incorporated herein by reference.
C.    Concurrently with entering into this Agreement, Borrowers, Agent and Lenders are entering into that certain Additional Advance and Third Modification Agreement (Long Form) of even date herewith (the "Third Modification (Long Form)") pursuant to which Lenders have agreed to amend the Loan Documents, subject to the terms and conditions of the Third Modification (Long Form).
D.    As used herein, the term "Loan Documents" shall mean the Loan Agreement, the Deed of Trust, the Notes, and the other "Loan Documents" described in the Loan Agreement and the Third Modification (Long Form). This Agreement and the Third Modification (Long Form) also shall constitute Loan Documents.
AGREEMENT
NOW, THEREFORE, with reference to the foregoing Recitals and information, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and Trustor hereby agree as follows:
1.The recitals set forth above are incorporated herein by this reference.
2.The Third Modification (Long Form) is incorporated in this Agreement by reference, as though set forth in full herein.
3.On and subject to the terms and conditions of the Third Modification (Long Form), Agent and Lenders have agreed to, among other things, (A) provide for one automatic extension of the current Maturity Date (the extended Maturity Date referred to in this clause is referred to herein as the “Initial Extended Maturity Date”), and (B) subject to the terms and conditions of the Third Modification (Long Form), (i) provide for a conditional extension of the Maturity Date beyond such Initial Extended Maturity Date, (ii) convert the Revolving Debt into debt under the Non-Revolving Portion (such that it may not be reborrowed once repaid) and eliminate the Revolving Portion (and the rights of Borrower to borrow Loan proceeds on a revolving basis thereunder) under the Loan Documents, (iii) eliminate the Accordion Option, (iv) provide for a holdback of a portion of the Loan (consisting of the Tenant Improvement Allocation and the General Use Allocation (as such terms are defined in the Third Modification (Long Form)) to be disbursed subject to the satisfaction of certain terms and conditions, including, among other things, Borrower's causing the release of one of the Projects (subject to the terms of the Third Modification (Long Form)), (v) provide for certain cash management mechanisms, (vi) modify certain terms and provision related to the interest rate,

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and (vii) amend certain other terms and conditions described herein, in each case, subject to the terms and conditions of the Third Modification (Long Form).
4.The Deed of Trust is hereby amended as follows:
(a)All references in the Loan Documents to the Deed of Trust shall be deemed to refer to the Deed of Trust as amended by this Agreement. All references in the Deed of Trust to any Loan Document shall be deemed to refer to such Loan Document as modified hereby, and by the Third Modification (Long Form).
5.In addition to all other indebtedness and obligations secured thereby, the Deed of Trust is amended to secure the payment and performance of the Loan as amended, and all present and future indebtedness and obligations of Borrowers under (i) the Notes, (ii) the Loan Agreement and the other Loan Documents, as amended by the Third Modification (Long Form), (iii) the Third Modification (Long Form), (iv) this Agreement, (v) any Lender-Provided Swap Transactions, and (vi) any and all amendments, modifications, renewals and/or extensions of this Agreement, the Loan Agreement, the Lender-Provided Swap Transactions, the other Loan Documents and/or the Third Modification (Long Form), regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement.
6.All references in the Loan Documents to the Deed of Trust shall be deemed to refer to the Deed of Trust as amended by this Agreement. All references in the Deed of Trust to any Loan Document shall be deemed to refer to such Loan Document as modified hereby, and by the Third Modification (Long Form).
7.This Agreement shall be governed by the laws of the State of Tennessee, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.
8.This Agreement may be executed and recorded in any number of counterparts, all of which shall be considered one and the same instrument. The original, executed signature and acknowledgement pages of exact copies of this Agreement may be attached to one of such copies to form one document.
9.Section 10.33 of the Loan Agreement (Limited Recourse Provision) and Section 10.13 of the Loan Agreement (Joint Borrower Provisions) are by this reference hereby incorporated in their entirety.
10.Not a Novation. The parties each agree and acknowledge that the modifications set forth herein are not intended to be a novation or to constitute or evidence a new loan but rather a continuation of the existing Loan and the lien and charge of the Deed of Trust against the Property, and all assets and properties described in the Deed of Trust shall continue unabrogated and in full force and effect.
[SIGNATURES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.
TRUSTOR:
KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

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[Signature Page to Third Modification (Short Form)]

ACKNOWLEDGMENT
A notary public or other officer completing this
certificate verifies only the identity of the individual
who signed the document to which this certificate is
attached, and not the truthfulness, accuracy, or
validity of that document.

State of California County of Orange)

On February 5, 2024 before me, K. Godin, Notary Public
(insert name and title of the officer)
personally appeared Charles J. Schreiber, Jr. ,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ K. Godin (Seal)

SMRH:4860-6378-7423.5	Acknowledgment

AGENT:
U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
By:     /s/Christopher Coburn
Name:    Christopher Coburn
Title:    SVP

SMRH:4885-6378-7423
[Signature Page to Third Modification (Short Form)]

ACKNOWLEDGMENT
A notary public or other officer completing this
certificate verifies only the identity of the individual
who signed the document to which this certificate is
attached, and not the truthfulness, accuracy, or
validity of that document.

State of California County of Orange)

On February 5, 2024 before me, iilandia jaylynn englesby, notary public
(insert name and title of the officer)
personally appeared Christopher Coburn ,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ Iilandia Jaylynn Englesby (Seal)

SMRH:4885-6378-7423
[Signature Page to Third Modification (Short Form)]

EXHIBIT A
LEGAL DESCRIPTION
That certain real property located in Williamson County, Tennessee, more particularly described as follows:
Tract I
Land in Williamson County, Tennessee, being Lot 145 as shown on the plan of McEwen Place, PUD Subdivision, Revision 2, Resubdivision of Lot 103, recorded in Book P53, page 148, Register's Office for Williamson County, Tennessee, to which plans reference is here made for a more complete description thereof.
Being a portion the same property conveyed to AGL/SLC McEwen No. 2, LLC, a Delaware limited liability company by deed of record in Book 4631, page 955 and in Book 5330, page 34, Register's Office for Williamson County, Tennessee.
Tract II
Land in Williamson County, Tennessee, being Lot 146 on the plan of McEwen Place PUD Subdivision, Revision 1, Subdivision of Lot 103, recorded in Book P50, page 110, Register's Office for Williamson County, Tennessee, to which plan reference is here made for a more complete description thereof.
Being the same property conveyed to AGL/SLC McEwen No. 2, LLC, a Delaware limited liability company from SLC McEwen Land Holdings, LLC, a Delaware limited liability company by deed of record in Book 5308, page 405, Register's Office for Williamson County, Tennessee.
Tract III
Together with non-exclusive, perpetual easements:
(A) in, to, over, under, along, and across the Common Areas (as such term is defined in the Declaration, as hereinafter defined), in such areas as shall be reasonably necessary, for the purposes of (i) installing (to the extent not already present), operating, using, maintaining, repairing, replacing, relocating, and removing Utility Lines (as such term is defined in the Declaration, as hereinafter defined) and, (ii) connecting and tying into the common Utility Lines located in the Common Areas for such purpose and using such common Utility Lines in connection with the delivery of such utility services to each Lot (as such term is defined in the Declaration, as hereinafter defined) and the Buildings (as such term is defined in the Declaration, as hereinafter defined) and other improvements from time to time located thereon;
(B) of pedestrian passage and use on, over, and across all pedestrian walkways, jogging trails, or bike paths now existing or hereafter constructed in, on, under, over, and through the Common Areas;

SMRH:4860-6378-7423.5	Exhibit A

(C) of vehicular ingress, egress, access, passage and use, on, over, and across any roads, streets and drives now existing or hereafter constructed in, on, under, and through the Common Areas;
(D) over the Lots and the Common Areas for emergency ingress, egress, and access;
(E) for utilities, drainage, landscaping and irrigation shown on any Plat (as such term is defined in the Declaration, as hereinafter defined);
(F) for the minor encroachments into, on, and over the Common Areas and the Lots that will not substantially interfere with the Common Areas and the Lots encroached upon created by the construction, reconstruction, renovation, settling, shifting or other causes of movement and for overhangs;
(G) in, on, and over the Common Areas for access and temporary encroachments by contractors and subcontractors (and the equipment and employees thereof) during construction to the extent reasonably necessary to construct the improvements on the various Lots or the Common Areas; and
(H) over the Common Areas and the Lots for grading purposes to the extent reasonably necessary to construct, maintain, repair, replace or improve any improvements, all as contained in that certain Master Declaration of Covenants, Conditions, Restrictions and Easements for McEwen of record in Book 4488, Page 876, as amended or affected in Book 4953, Page 369, in Book 5310, page 444, in Book 5436, page 483, in Book 5436, Page 490, and in Book 5436, page 520, Register's Office for Williamson County, Tennessee (the "Declaration").
Tract IV
Together with non-exclusive, perpetual easements of vehicular ingress, egress, access, passage and use, on, over, and across: (A) any roads, streets and driveways now existing or hereafter constructed in, on, under, and through the Grocery Parcel (as such term is defined in the Declaration, as hereinafter defined), and (B) the Protected Access Way (as such term is defined in the Declaration, as hereinafter defined), all as contained in that certain Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Grocery Parcel of record in Book 4488, Page 961, as amended or affected in Book 4990, page 785, in Book 5374, page 169 and in Book 5436, Page 266, Register's Office for Williamson County, Tennessee (the "Declaration").
Tract V
Together with non-exclusive, perpetual easements:
(A) in, to, over, under, along, and across the Common Areas (as such term is defined in the Declaration, as hereinafter defined), in such areas as shall be reasonably necessary, for the purposes of (i) installing (to the extent not already present), operating, using, maintaining, repairing, replacing, relocating, and removing Utility Lines (as such term is defined in the Declaration, as hereinafter defined), and (ii) connecting and tying into the common Utility Lines located in the Common Areas for such purpose and using such common Utility Lines in connection with the delivery of such utility

SMRH:4860-6378-7423.5	Exhibit A

services to each Lot (as such term is defined in the Declaration, as hereinafter defined) and the buildings and other improvements from time to time located thereon;
(B) of pedestrian passage and use on, over, and across all pedestrian walkways and bike paths now existing or hereafter constructed in, on, under, over, and through the Common Areas and the Lots;
(C) of vehicular ingress, egress, access, passage and use on over and across any roads, streets and drives now existing or hereafter constructed in, on, under, and through the Common Areas and the Lots;
(D) over the Lots and the Common Areas for emergency ingress, egress, and access;
(E) for utilities, drainage, landscaping and irrigation shown on any Plat (as such term is defined in the Declaration, as hereinafter defined);
(F) for the minor encroachments into on, and over the Common Areas and the Lots that will not substantially interfere with the Common Areas and the Lots encroached upon created by the construction, reconstruction, renovation, settling, shifting or other causes of movement and for overhangs;
(G) over the Common Areas and the Lots for grading purposes to the extent reasonably necessary to construct, maintain, repair, replace or improve any improvements; and
(H) in, on, and over the Common Areas and the Lots, for access and temporary encroachments by contractors and subcontractors (and the equipment and employees thereof) during construction to the extent reasonably necessary to construct the improvements on the various Lots or the Common Areas, all as contained in that certain Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Southside Parcel of record in Book 4953, Page 382, as amended or affected in Book 4962, page 119, in Book 5310, page 454, in Book 5435, Page 429, and in Book 5436, Page 400, Register's Office for Williamson County, Tennessee (the "Declaration").
Tract VI
Together with non-exclusive appurtenant easements for Public Utility, Drainage, Access and Landscape and shown as Lot 144 and Lot 147 on Plan of record in Plat Book 50, page 110, Register's Office for Williamson County, Tennessee.
Tract VII
Together with perpetual nonexclusive easement in, to, through, over, under, and across the Easement Area (as defined in the Easement Agreement, as hereinafter defined) for the Permitted Uses (as defined in the Easement Agreement, as hereinafter defined), contained in that certain Utility Easement Agreement of record in Book 5436, page 187, Register's Office for Williamson County, Tennessee (the "Easement Agreement").
Tract VIII

SMRH:4860-6378-7423.5	Exhibit A

Together with perpetual nonexclusive easement in, to, through, over, under, and across the Easement Area (as defined in the Easement Agreement, as hereinafter defined) for the Permitted Uses (as defined in the Easement Agreement, as hereinafter defined), contained in that certain Utility Easement Agreement of record in Book 5435, page 508, Register's Office for Williamson County, Tennessee (the "Easement Agreement").
Tract IX
Together with perpetual nonexclusive easement in, to, through, over, under, and across the Easement Area (as defined in the Easement Agreement, as hereinafter defined) for the Permitted Uses (as defined in the Easement Agreement, as hereinafter defined), contained in that certain Utility Easement Agreement of record in Book 5435, page 570, Register's Office for Williamson County, Tennessee (the "Easement Agreement").
Being the same property conveyed to KBSIII 1550 West McEwen Drive, LLC by deed of record in Book 5571, page 950, Register's Office for Williamson County, Tennessee.

SMRH:4860-6378-7423.5	Exhibit A